                                                                     EXHIBIT 4.2
                        FIRST SUPPLEMENTAL INDENTURE TO
                        AMENDED AND RESTATED INDENTURE


     FIRST SUPPLEMENTAL INDENTURE, dated as of August 5, 1998, among HMH PROPERTIES, INC., a Delaware corporation (the "Company"), the Guarantors and Subsidiary Guarantors named in the Amended and Restated Indenture, dated as of August 5, 1998 (the "Indenture"), and MARINE MIDLAND BANK, as Trustee (the "Trustee").

                                   RECITALS

     WHEREAS, the Company, the Guarantors, the Subsidiary Guarantors and the Trustee executed and delivered the Amended and Restated Indenture, dated as of August 5, 1998, amending and restating the form of Indenture previously filed as
Exhibit 4.1 to the Registration Statement (No. 333-50729) filed with the Securities and Exchange Commission ("Commission") on Form S-3 by the Company, Guarantors and Subsidiary Guarantors.

     WHEREAS, the Company, the Guarantors and the Subsidiary Guarantors desire to create (i) a series of Securities to be issued under the Indenture, as hereby supplemented, to be known as the 7 7/8% Series A Senior Notes due 2005 and Guarantees thereof of the Guarantors and Subsidiary Guarantees thereof of the Subsidiary Guarantors (hereinafter referred to as the "Series A Notes"), and
(ii) a series of Securities to be issued under the Indenture, as hereby supplemented, to be known as 7 7/8% Series B Senior Notes due 2008 and Guarantees thereof of the Guarantors and Subsidiary Guarantees thereof of the Subsidiary Guarantors (hereinafter, the "Series B Notes");

     WHEREAS, Section 9.1.(e) of the Indenture provides that the Company, the Guarantors, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture without the written consent of the Holders of the outstanding Securities to provide for the issuance of and establish the form and terms and conditions of Securities of any Series as permitted by the Indenture; and

     WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the Bylaws of the Company, the Guarantors, the Subsidiary Guarantors and the Trustee necessary to make this First Supplemental Indenture a valid instrument legally binding on the Company, the Guarantors, the Subsidiary Guarantors and the Trustee, in accordance with its terms, have been duly done and performed; and

     WHEREAS, all conditions precedent to amend or supplement the Indenture have been met;

     NOW, THEREFORE, to comply with the provisions of the Indenture, and in consideration of the above premises, the Company, the Guarantors, the Subsidiary Guarantors and the Trustee covenant and agree as follows:

                                   ARTICLE 1

     Section 1.01.  Nature of Supplemental Indenture.  This First Supplemental
                    --------------------------------
Indenture supplements the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

     Section 1.02.  Establishment of New Series.  Pursuant to Section 2.2 of the
                    ---------------------------
Indenture, there is hereby established the Series A Notes and the Series B Notes having the terms, in addition to those set forth in the Indenture and this First Supplemental Indenture, set forth in the form of Series A Note, attached hereto as Exhibit A, and the form of Series B Note, attached hereto as Exhibit B,
   ---------                                                    ---------
respectively, each of which is incorporated herein as a part hereof.

     Section 1.03.  Optional Redemption.
                    --------------------

          The Company will not have the right to redeem any Series A Notes or Series B Notes prior to August 1, 2002. The Series A Notes and Series B Notes will be redeemable at the option of the Company, in whole or in part, at any time, and from time to time, on and after August 1, 2002 with respect to the Series A Notes and August 1, 2003 with respect to the Series B Notes, upon not less than 30 days' nor more than 60 days' notice to each Holder of such Securities to be redeemed, at the following redemption prices (expressed as percentages of the principal amount thereof) if redeemed during the 12-month period commencing August 1 of the years indicated below, in each case (subject to the right of Holders of record on a Record Date that is on or prior to such redemption date to receive interest due on the corresponding Interest Payment
Date), together with accrued and unpaid interest thereon to the redemption date:

                                      SERIES A    SERIES B
                                      ---------  -----------
               YEAR                     NOTES       NOTES
               ----                   ---------  -----------
               2002..................   103.940 %
               2003..................   102.627 %  103.985 %
               2004..................   101.313 %  102.657 %
               2005..................   100.000 %  101.328 %
               2006 and thereafter                 100.000 %

      In the case of a partial redemption, the Trustee shall select the Securities or portions thereof for redemption on a pro rata basis, by lot or in such other manner it deems appropriate and fair. The Securities may be redeemed in part in multiples of $1,000 only.

      The Series A Notes and Series B Notes will not have the benefit of any sinking fund.

                                   ARTICLE 2

      Section 2.01. Subject to the further provisions of this Article 2, the covenants set forth in Article 4 of the Indenture shall be applicable to the Series A Notes and to the Series B Notes.

      Section 2.02.    Subject to Section 2.03 below, the provisions of Section
4.9 of the Indenture shall be applicable to the Series A Notes and the Series B Notes only from the Issue Date until (but not including) the Conversion Date. Subject to Section 2.03 below, the provisions of Section 4.15 of the Indenture shall be applicable to the Series A Notes and to the Series B Notes only from and after the Conversion Date.

      Section 2.03. (a) The provisions of Sections 4.8, 4.9, 4.10, 4.11, 4.12 and 4.15 shall be applicable to the Series B Notes only for so long as and during any time that such Series B Notes are not rated Investment Grade.

                                   ARTICLE 3

      Section 3.01.    Series A Notes.The provisions of Article 12 of the
                       --------------
Indenture shall be applicable to the Series A Notes, and the Guarantors and Subsidiary Guarantors with respect to the Series A Notes shall be as stated in the definitions of the terms "Guarantors" and "Subsidiary Guarantors" in the Indenture.

      Section 3.02.    Series B Notes.The provisions of Article 12 of the
                       --------------
Indenture shall be applicable to the Series B Notes, and the Guarantors and Subsidiary Guarantors with respect to the Series B Notes shall be as stated in the definitions of the terms "Guarantors" and "Subsidiary Guarantors" in the Indenture.

                                   ARTICLE 4

       Section 4.01. Except as specifically modified herein, the Indenture is in all respects ratified and confirmed and shall remain in full force and effect in accordance with its terms.

       Section 4.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed or shall be construed to be assumed, by the Trustee by reason of this First Supplemental Indenture. This First Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

       Section 4.03. The Trustee shall not be responsible in any manner whatsoever for or in respect of the recitals contained herein, all of which recitals are made solely be the Company, the Guarantors and the Subsidiary Guarantors.

       Section 4.03. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B). EACH OF THE COMPANY, THE GUARANTORS AND THE SUBSIDIARY GUARANTORS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE AND THE SECURITIES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OF THE COMPANY, THE GUARANTORS AND THE SUBSIDIARY GUARANTORS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE TRUSTEE OR ANY SECURITYHOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR

OTHERWISE PROCEED AGAINST THE COMPANY, THE GUARANTORS AND THE SUBSIDIARY GUARANTORS IN ANY OTHER JURISDICTION.

       Section 4.04. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

       Section 4.05. All capitalized terms used in this First Supplemental Indenture which are not otherwise defined herein, shall have the respective meanings specified in the Indenture, unless the context otherwise requires.

       Section 4.06.   The Series A Notes shall be issued in whole or in
part in the form of one or more Global Securities, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC").

       Section 4.07.   The Series B Notes shall be issued in whole or in
part in the form of one or more Global Securities, registered in the name of Cede & Co., as nominee of DTC.

       IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first written above.

                         COMPANY
                         -------

                         HMH PROPERTIES, INC.,


                         By:_________________________
                            Name:
                            Title:


                         GUARANTORS
                         ----------

                         HOST MARRIOTT CORPORATION

                         By:_________________________
                            Name:
                            Title:


                         HOST MARRIOTT HOSPITALITY


                         By:_________________________
                            Name:
                            Title:


                         SUBSIDIARY GUARANTORS
                         ---------------------

                         HMH RIVERS, INC.

                         By:_________________________
                            Name:
                            Title:

                         MARRIOTT SBM TWO CORPORATION


                         By:_________________________
                            Name:
                            Title:


                         MARRIOTT PLP CORPORATION


                         By:_________________________
                            Name:
                            Title:


                         HMC RETIREMENT PROPERTIES, INC.


                         By:_________________________
                            Name:
                            Title:


                         HMH PENTAGON CORPORATION


                         By:_________________________
                            Name:
                            Title:


                         HMC SFO, INC.


                         By:_________________________
                            Name:
                            Title:

                         HMH MARINA, INC.


                         By:_________________________
                            Name:
                            Title:


                         HOST AIRPORT HOTELS, INC.


                         By:_________________________
                            Name:
                            Title:


                         HOST OF HOUSTON 1979


                         By:_________________________
                            Name:
                            Title:


                         HOST OF HOUSTON, LTD.


                         By:_________________________
                            Name:
                            Title:


                         HOST OF BOSTON, LTD.


                         By:_________________________
                            Name:
                            Title:

                         MARRIOTT FINANCIAL SERVICES, INC.


                         By:_________________________
                            Name:
                            Title:


                         HMC CAPITAL RESOURCES CORP.


                         By:_________________________
                            Name:
                            Title:


                         MARRIOTT SBM ONE CORPORATION


                         By:_________________________
                            Name:
                            Title:


                         YBG ASSOCIATES LLC


                         By:_________________________
                            Name:
                            Title:


                         PRM CORPORATION


                         By:_________________________
                            Name:
                            Title:

                         MARRIOTT PARK RIDGE CORPORATION


                         By:_________________________
                            Name:
                            Title:

                         MARINE MIDLAND BANK,
                         as Trustee



                         By:_________________________
                            Name:
                            Title:

                                                                       EXHIBIT A
                      FORM OF 7 7/8% SERIES A SENIOR NOTE

          Unless and until it is exchanged in whole or in part for Series A Notes in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein./1/


                             HMH PROPERTIES, INC.

                     7 7/8% SERIES A SENIOR NOTE DUE 2005

                                                             CUSIP No. 40423QAE7

No.                                                               $

          HMH Properties, Inc., a Delaware corporation (hereinafter called the "Company", which term includes any successors under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of $____________, on August 1, 2005. This Security is one of the 7 7/8% Series A Senior Notes due 2005 referred to in such Indenture (hereinafter referred to collectively as the "Securities.")

          Interest Payment Dates:   March 15 and September 15

          Record Dates:             March 1 and September 1






-------------
/1/ To be used only if the Security is issued as a Global Security.

          Reference is made to the further provisions of this Security on the reverse side, which will, for all purposes, have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed.


Dated:


                              HMH PROPERTIES, INC.,
                              a Delaware corporation



                              By: __________________________
                                  Name:
                                  Title:


Attest: __________________________
        Name:
        Title:

                FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

                                MARINE MIDLAND BANK,
                                as Trustee



                                By:______________________________
                                        Authorized Signatory

                             HMH PROPERTIES, INC.


                     7 7/8% SERIES A SENIOR NOTE DUE 2005


1.   Interest.
     --------

     HMH Properties, Inc., a Delaware corporation (hereinafter called the "Company," which term includes any successors under the Indenture hereinafter referred to), promises to pay interest on the principal amount of this Security at the rate of 7 7/8% per annum from August 5, 1998 until maturity. To the extent it is lawful, the Company promises to pay interest on any interest payment due but unpaid on such principal amount at a rate of 7 7/8% per annum compounded semi-annually.

     The Company will pay interest semi-annually on March 15 and September 15 of each year (each, an "Interest Payment Date"), commencing September 15, 1998. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid on the Securities, from the date of the original issuance. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

2.   Method of Payment.
     -----------------

     The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. Principal of, premium, if any, and interest on the Securities will be payable in United States Dollars at the office or agency of the Company maintained for such purpose, in the Borough of Manhattan, The City of New York or at the option of the Company, payment of interest may be made by check mailed to the Holders of the Securities at the addresses set forth upon the registry books of the Company; provided, however, Holders of Global Securities will be entitled to receive interest payments (other than at maturity) by wire transfer of immediately available funds, if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date. Such wire instructions, upon receipt by the Trustee, shall remain in effect until revoked by such Holder. No service charge will be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

3.   Paying Agent and Registrar.
     --------------------------

     Initially, Marine Midland Bank will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.

4.   Indenture.
     ---------

     The Company issued the Securities and the Guarantors and Subsidiary Guarantors issued their Guarantees under an Amended and Restated Indenture, dated as of August 5, 1998, as supplemented (the "Indenture"), between the Company, the Guarantors, the Subsidiary Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The Securities are limited in aggregate principal amount to $500,000,000. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are senior, general obligations of the Company, secured initially by a pledge of Capital Stock of certain Subsidiaries of the Company, which pledge is shared equally and ratably with the Credit Facility, the Existing Senior Notes and certain future Indebtedness of the Company ranking pari passu with the Securities. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by the provisions of the Indenture, (b) authorizes and directs the Trustee on his behalf to take such action as may be provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose.

5.   Redemption.
     ----------

     Except as provided in this Paragraph 5 or in Article 3 of the Indenture, the Company shall not have the right to redeem any Security. The Securities may be redeemed in whole or from time to time in part at any time on and after August 1, 2002, at the option of the Company, at the Redemption Price (expressed as a percentage of principal amount) set forth below with respect to the indicated Redemption Date, in each case (subject to the right of Holders of record on a Record Date that is on or prior to such Redemption Date to receive interest due on the Interest Payment Date to which such Record Date relates), plus any accrued but unpaid interest to the Redemption Date.

                If redeemed during
                the 12-month period
                commencing August 1,                   Redemption Price
                --------------------                   ----------------
                2002 . . . . . . . . .                        103.940 %
                2003 . . . . . . . . .                        102.627 %
                2004 . . . . . . . . .                        101.313 %
                2005 and thereafter . . . . . . . .           100.000 %

     Any such redemption will comply with Article 3 of the Indenture.

6.   Notice of Redemption.
     --------------------

     Notice of redemption will be sent by first class mail, at least 30 days and not more than 60 days prior to the Redemption Date to the Holder of each Security to be redeemed at such Holder's last address as then shown upon the registry books of the Registrar. Securities may be redeemed in part in multiples of $1,000 only.

     Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been deposited with the Paying Agent on such Redemption Date, the Securities called for redemption will cease to bear interest and the only right of the Holders of such Securities will be to receive payment of the Redemption Price, plus any accrued and unpaid interest to the Redemption Date.

7.   Denominations; Transfer; Exchange.
     ---------------------------------

     The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of, or exchange Securities in accordance with, the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities (a) selected for redemption except the unredeemed portion of any Security being redeemed in part or (b) for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redemption and ending at the close of business on the day of such mailing.

8.   Persons Deemed Owners.
     ---------------------

     The registered Holder of a Security may be treated as the owner of it for all purposes.

9.   Unclaimed Money.
     ---------------

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent(s) will pay the money back to the Company at its written request. After that, all liability of the Trustee and such Paying Agent(s) with respect to such money shall cease.

10.  Discharge Prior to Redemption or Maturity.
     -----------------------------------------

     Except as set forth in the Indenture, if the Company irrevocably deposits with the Trustee, in trust, for the benefit of the Holders, U.S. legal tender, U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on such Securities on the stated date for payment thereof or on the redemption date of such principal or installment of principal of, premium, if any, or interest on such Securities, the Company will be discharged from certain provisions of the Indenture and the Securities (including the restrictive covenants described in paragraph 12 below, but excluding its obligation to pay the principal of, premium, if any, and interest on the Securities). Upon satisfaction of certain additional conditions set forth in the Indenture, the Company may elect to have its obligations and the obligations of the Guarantors and Subsidiary Guarantors discharged with respect to outstanding Securities.

11.  Amendment; Supplement; Waiver.
     -----------------------------

     The Company, the Guarantors, the Subsidiary Guarantors and the Trustee may enter into a supplemental indenture for certain limited purposes without the consent of the Holders. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may under certain circumstances amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the rights of any Holder of a Security.

12.  Restrictive Covenants.
     ---------------------

     The Indenture imposes certain limitations on the ability of the Company, the Subsidiary Guarantors and any of their respective Restricted Subsidiaries to, among other things, incur additional Indebtedness and issue Disqualified Stock, pay dividends or make certain other Restricted Payments, enter into certain transactions with Affiliates, incur Liens, sell assets and subsidiary stock, merge or consolidate with any other Person or transfer (by lease, assignment or other wise) substantially all of the properties and assets of the Company. The limitations are subject to a number of important qualifications and exceptions and certain restrictive covenants will cease to be applicable under certain circumstances. The Company must periodically report to the Trustee on compliance with such limitations.

13.  Repurchase at Option of Holder.
     ------------------------------

     (a) If there is a Change of Control Triggering Event, the Company shall be required to offer irrevocably to purchase on the Change of Control Purchase Date all outstanding Securities at a purchase price equal to 101% of the principal amount thereof, plus (subject to the right of Holders of record on a Record Date that is on or prior to such Change of Control Purchase Date to receive interest due on the Interest Payment Date to which such Record Date relates) accrued and unpaid interest, if any, to the Change of Control Purchase Date. Holders of Securities will receive a Change of Control Offer from the Company prior to any related Change of Control Purchase Date and may elect to have such Securities purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

     (b) The Indenture imposes certain limitations on the ability of the Company, the Subsidiary Guarantors or any of their respective Restricted Subsidiaries to sell assets and subsidiary stock. In the event the Net Cash Proceeds from a permitted Asset Sale exceed certain amounts, as specified in the Indenture, the Company will be required either to reinvest the proceeds of such Asset Sale in a Related Business or other permitted investments, repay certain Indebtedness or to make an offer to purchase each Holder's Securities at 100% of the principal amount thereof, plus accrued interest, if any, to the purchase date. The limitations and the Company's obligations with respect to the use of proceeds from an Asset Sale are subject to a number of important qualifications and exceptions and will cease to be applicable under certain circumstances.

14.  Notation of Guarantee.
     ---------------------

     As set forth more fully in the Indenture, the Persons constituting Guarantors and Subsidiary Guarantors from time to time, in accordance with the provisions of the Indenture, irrevocably and unconditionally and jointly and severally guarantee, in accordance with Section 12.1 of the Indenture, to the Holders and to the Trustee and its successors and assigns, that (i) the principal of and interest on the Securities will be paid, whether at the Stated Maturity or Interest Payment Dates, by acceleration, call for redemption or otherwise, and all other obligations of the Company to the Holders or the Trustee under the Indenture or this Security will be promptly paid in full or performed, all in accordance with the terms of the Indenture and this Security, and (ii) in the case of any extension of payment or renewal of this Security or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of such extension or renewal, whether at the Stated Maturity, as so extended, by acceleration or otherwise. Such guarantees shall cease to apply, and shall be null and void, with respect to any such guarantor who, pursuant to Article 12 of the Indenture, is released from its guarantees, or whose guarantees otherwise cease to be applicable pursuant to the terms of the Indenture.

15.  Successor
     ---------

     When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

16.  Defaults and Remedies.
     ---------------------

     If an Event of Default with respect to the Securities occurs and is continuing (other than an Event of Default relating to bankruptcy, insolvency or reorganization of the Company), then either the Trustee or the Holders of 25% in aggregate principal amount of the Securities then outstanding may declare all Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities, except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power with respect to such Securities. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

17.  Trustee and Agent Dealings with Company.
     ---------------------------------------

     The Trustee and each Agent under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any Guarantor or Subsidiary Guarantor or any of their Subsidiaries or any of their respective Affiliates, and may otherwise deal with such Persons as if it were not the Trustee or such agent.

18.  No Recourse Against Others.
     --------------------------

     No recourse for the payment of the principal of, premium, if any, or interest on the Securities or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the

Company, the Guarantors, or the Subsidiary Guarantors in the Indenture, or in the Securities or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator, partner, stockholder, officer, director, employee or controlling Person of the Company, the Guarantors or the Subsidiary Guarantors or of any successor Person thereof, except as an obligor or Guarantor of the Securities pursuant to the Indenture. Each Holder, by accepting the Securities, waives and releases all such liability.

19.  Authentication.
     --------------

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Security.

20.  Abbreviations and Defined Terms.
     -------------------------------

     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

21.  CUSIP Numbers.
     -------------

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

22.  Governing Law.
     -------------

     THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B).

                             [FORM OF ASSIGNMENT]



          I or we assign this Security to


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type name, address and zip code of assignee)


          Please insert Social Security or other identifying number of assignee

_______________________________


and irrevocably appoint __________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.



Dated:  _______________ Signed:  _______________________________________________



________________________________________________________________________________
                        (Sign exactly as name appears on
                        the other side of this Security)

                             Signature Guarantee/**/






-------------
  /**/ NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs:
        (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Trustee.

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased by the Company pursuant to Section 4.12 or Article 10 of the Indenture, check the appropriate box:

[_] Section 4.12
[_] Article 10.

          If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.12 or Article 10 of the Indenture, as the case may be, state the amount you want to be purchased: $________.



Date:  ________________  Signature:  ___________________________________
(Sign exactly as your name appears
 on the other side of this Security)

                             Signature Guarantee/**/





_____________
/**/ NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs:
      (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Trustee.

               SCHEDULE OF EXCHANGES OF DEFINITIVE SECURITIES***

          The following exchanges of a part of this Global Security for Definitive Securities have been made:

                               Amount of
            Amount of          increase in      Principal Amount        Signature of
            decrease in        Principal        of this Global          authorized officer
            Principal Amount   Amount           Security following      of Trustee or
 Date of    of this Global     of this Global   such decrease (or       Securities
 Exchange   Security           Security         increase)               Custodian
------------------------------------------------------------------------------------------














______________
*** This Schedule should only be added of the Security is issued in global form.

                                                                       EXHIBIT B
                      FORM OF 7 7/8% SERIES B SENIOR NOTE

     Unless and until it is exchanged in whole or in part for Series B Notes in definitive form, this Series B Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein./1/


                             HMH PROPERTIES, INC.

                     7 7/8% SERIES B SENIOR NOTE DUE 2008

                                                             CUSIP No. 40423QAF4

No.                                                               $

          HMH Properties, Inc., a Delaware corporation (hereinafter called the "Company", which term includes any successors under the Indenture hereinafter re ferred to), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of $_______________, on August 1, 2008. This Security is one of the 7 7/8% Series B Notes due 2008 referred to in such Indenture,
( hereinafter referred to collectively as the "Securities.")

          Interest Payment Dates:   June 15 and December 15

          Record Dates:             June 1 and December 1





_____________
/1/  To be used only if the Security is issued as a Global Security.

          Reference is made to the further provisions of this Security on the reverse side, which will, for all purposes, have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed.

Dated:

                              HMH PROPERTIES, INC.,
                              a Delaware corporation



                              By: __________________________
                                    Name:
                                    Title:



Attest: __________________________
Name:
Title:

                FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the Series designated therein referred to in the within-mentioned Indenture.

                                        MARINE MIDLAND BANK,
                                        as Trustee



                                        By:_________________________________
                                                Authorized Signatory

                             HMH PROPERTIES, INC.

                     7 7/8% SERIES B SENIOR NOTE DUE 2008

1.   Interest.
     --------

     HMH Properties, Inc., a Delaware corporation (hereinafter called the "Company," which term includes any successors under the Indenture hereinafter re ferred to), promises to pay interest on the principal amount of this Security at the rate of 7 7/8% per annum from August 5, 1998 until maturity. To the extent it is lawful, the Company promises to pay interest on any interest payment due but unpaid on such principal amount at a rate of 7 7/8% per annum compounded semi-annually.

     The Company will pay interest semi-annually on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing December 15, 1998. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid on the Securities, from the date of the original issuance. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

2.   Method of Payment.
     -----------------

     The Company shall pay interest on the Securities (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect principal payments. Principal of, premium, if any, and interest on the Securities will be payable in United States Dollars at the office or agency of the Company maintained for such purpose, in the Borough of Manhattan, The City of New York or at the option of the Company, payment of interest may be made by check mailed to the Holders of the Securities at the addresses set forth upon the registry books of the Company; provided, however, Holders of Certificated Notes will be entitled to receive interest payments (other than at maturity) by wire transfer of immediately available funds, if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date. Such wire instructions, upon receipt by the Trustee, shall remain in effect until revoked by such Holder. No service charge will be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

3.   Paying Agent and Registrar.
     --------------------------

     Initially, Marine Midland Bank will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.

4.   Indenture.
     ---------

     The Company issued the Securities and the Guarantors and Subsidiary Guarantors issued their Guarantees under an Amended and Restated Indenture, dated as of August 5, 1998, as supplemented (the "Indenture"), between the Company, the Guarantors, the Subsidiary Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The Securities are limited in aggregate principal amount to $1,200,000,000. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Indenture and said Act for a statement of them. The Securities are senior, general obligations of the Company, secured initially by a pledge of all the Capital Stock of certain Subsidiaries of the Company, which pledge is shared equally and ratably with the Credit Facility, the Existing Senior Notes and certain future Indebtedness of the Company ranking pari passu with the Securities. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by the provisions of the Indenture, (b) authorizes and directs the Trustee on his behalf to take such action as may be provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose.

5.   Redemption.
     ----------

     Except as provided in this Paragraph 5 or in Article 3 of the Indenture, the Company shall not have the right to redeem any Securities. The Securities may be redeemed in whole or from time to time in part at any time on and after August 1, 2003, at the option of the Company, at the Redemption Price (expressed as a percentage of principal amount) set forth below with respect to the indicated Redemption Date, in each case (subject to the right of Holders of record on a Record Date that is on or prior to such Redemption Date to receive interest due on the Interest Payment Date to which such Record Date relates), plus any accrued but unpaid interest to the Redemption Date.

                If redeemed during
                the 12-month period
                commencing August,                     Redemption Price
                -------------------                    ----------------

                2003 . . . . . . . . .                        103.985 %
                2004 . . . . . . . . .                        102.657 %
                2005 . . . . . . . . .                        101.328 %
                2006 and thereafter . . . . . . . .           100.000 %

     Any such redemption will comply with Article 3 of the Indenture.

6.   Notice of Redemption.
     --------------------

     Notice of redemption will be sent by first class mail, at least 30 days and not more than 60 days prior to the Redemption Date to the Holder of each Security to be redeemed at such Holder's last address as then shown upon the registry books of the Registrar. Securities may be redeemed in part in multiples of $1,000 only.

     Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been deposited with the Paying Agent on such Redemption Date, the Securities called for redemption will cease to bear interest and the only right of the Holders of such Securities will be to receive payment of the Redemption Price, plus any accrued and unpaid interest to the Redemption Date.

7.   Denominations; Transfer; Exchange.
     ---------------------------------

     The Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of, or exchange Securities in accordance with, the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities (a) selected for redemption except the unredeemed portion of any Security being redeemed in part or (b) for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redemption and ending at the close of business on the day of such mailing.

8.   Persons Deemed Owners.
     ---------------------

     The registered Holder of a Security may be treated as the owner of it for all purposes.

9.   Unclaimed Money.
     ---------------

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent(s) will pay the money back to the Company at its written request. After that, all liability of the Trustee and such Paying Agent(s) with respect to such money shall cease.

10.  Discharge Prior to Redemption or Maturity.
     -----------------------------------------

     Except as set forth in the Indenture, if the Company irrevocably deposits with the Trustee, in trust, for the benefit of the Holders, U.S. legal tender, U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on such Securities on the stated date for payment thereof or on the redemption date of such principal or installment of principal of, premium, if any, or interest on such Securities, the Company will be discharged from certain provisions of the Indenture and the Securities (including the restrictive covenants described in paragraph 12 below, but excluding its obligation to pay the principal of, premium, if any, and interest on the Securities). Upon satisfaction of certain additional conditions set forth in the Indenture, the Company may elect to have its obligations and the obligations of the Guarantors and Subsidiary Guarantors discharged with respect to outstanding Securities.

11.  Amendment; Supplement; Waiver.
     -----------------------------

     The Company, the Guarantors, the Subsidiary Guarantors and the Trustee may enter into a supplemental indenture for certain limited purposes without the consent of the Holders. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may under certain circumstances amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the rights of any Holder of a Security.

12.  Restrictive Covenants.
     ---------------------

     The Indenture imposes certain limitations on the ability of the Company, the Subsidiary Guarantors and any of their respective Restricted Subsidiaries to, among other things, incur additional Indebtedness and issue Disqualified Stock, pay dividends or make certain other Restricted Payments, enter into certain transactions with Affiliates, incur Liens, sell assets and subsidiary stock, merge or consolidate with any other Person or transfer (by lease, assignment or otherwise) substantially all of the properties and assets of the Company. The limitations are subject to a number of important qualifications and exceptions and certain restrictive covenants will cease to be applicable under certain circumstances. The Company must periodically report to the Trustee on compliance with such limitations.

13.  Repurchase at Option of Holder.
     ------------------------------

     (a) If there is a Change of Control Triggering Event, the Company shall be required to offer irrevocably to purchase on the Change of Control Purchase Date all outstanding Securities at a purchase price equal to 101% of the principal amount thereof, plus (subject to the right of Holders of record on a Record Date that is on or prior to such Change of Control Purchase Date to receive interest due on the Interest Payment Date to which such Record Date relates) accrued and unpaid interest, if any, to the Change of Control Purchase Date. Holders of Securities will receive a Change of Control Offer from the Company prior to any related Change of Control Purchase Date and may elect to have such Securities purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

          (b) The Indenture imposes certain limitations on the ability of the Company, the Subsidiary Guarantors or any of their respective Restricted Subsidiaries to sell assets and subsidiary stock. In the event the Net Cash Proceeds from a permitted Asset Sale exceed certain amounts, as specified in the Indenture, the Company will be required either to reinvest the proceeds of such Asset Sale in a Related Business or other permitted investments, repay certain Indebtedness or to make an offer to purchase each Holder's Securities at 100% of the principal amount thereof, plus accrued interest, if any, to the purchase date. The limitations and the Company's obligations with respect to the use of proceeds from an Asset Sale are subject to a number of important qualifications and exceptions and will cease to be applicable under certain circumstances.

14.  Notation of Guarantee.
     ---------------------

     As set forth more fully in the Indenture, the Persons constituting Guarantors and Subsidiary Guarantors from time to time, in accordance with the provisions of the Indenture, irrevocably and unconditionally and jointly and severally guarantee, in accordance with Section 12.1 of the Indenture, to the Holders and to the Trustee and its successors and assigns, that (i) the principal of and interest on the Securities will be paid, whether at the Stated Maturity or Interest Payment Dates, by acceleration, call for redemption or otherwise, and all other obligations of the Company to the Holders or the Trustee under the Indenture or this Security will be promptly paid in full or performed, all in accordance with the terms of the Indenture and this Security, and (ii) in the case of any extension of payment or renewal of this Security or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of such extension or renewal, whether at the Stated Maturity, as so extended, by acceleration or otherwise. Such guarantees shall cease to apply, and shall be null and void, with respect to any such guarantor who, pursuant to Article 12 of the Indenture, is released from its guarantees, or whose guarantees otherwise cease to be applicable pursuant to the terms of the Indenture.

15.  Successor
     ---------

     When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

16.  Defaults and Remedies.
     ---------------------

     If an Event of Default with respect to the Securities occurs and is continuing (other than an Event of Default relating to bankruptcy, insolvency or reorganization of the Company), then either the Trustee or the Holders of 25% in aggregate principal amount of the Securities then outstanding may declare all Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities, except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power with respect to the Securities. The Trustee may withhold from Holders of Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

17.  Trustee and Agent Dealings with Company.
     ---------------------------------------

     The Trustee and each Agent under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any Guarantor or Subsidiary Guarantor or any of their Subsidiaries or any of their respective Affiliates, and may otherwise deal with such Persons as if it were not the Trustee or such agent.

18.  No Recourse Against Others.
     --------------------------

     No recourse for the payment of the principal of, premium, if any, or interest on the Securities or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the

Company, the Guarantors, or the Subsidiary Guarantors in the Indenture, or in the Securities or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator, partner, stockholder, officer, director, employee or controlling Person of the Company, the Guarantors or the Subsidiary Guarantors or of any successor Person thereof, except as an obligor or Guarantor of the Securities pursuant to the Indenture. Each Holder, by accepting the Securities, waives and releases all such liability.

19.  Authentication.
     --------------

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Security.

20.  Abbreviations and Defined Terms.
     -------------------------------

     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

21.  CUSIP Numbers.
     -------------

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

22.  Governing Law.
     -------------

     THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B).

                             [FORM OF ASSIGNMENT]



          I or we assign this Security to

________________________________________________________________________________

________________________________________________________________________________


________________________________________________________________________________
(Print or type name, address and zip code of assignee)


          Please insert Social Security or other identifying number of assignee

_______________________________


and irrevocably appoint __________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.



Dated:  _______________ Signed:  _______________________________________________


________________________________________________________________________________
                       (Sign exactly as name appears on
                       the other side of this Security)

                            Signature Guarantee/**/




_____________
/**/ NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs:
        (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Trustee.

                      OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Security purchased by the Company pursuant to Section 4.12 or Article 10 of the Indenture, check the appropriate box:

[_] Section 4.12
[_] Article 10.

          If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.12 or Article 10 of the Indenture, as the case may be, state the amount you want to be purchased: $________.



Date:  ________________  Signature:
(Sign exactly as your name appears
 on the other side of this Security)

                             Signature Guarantee/***/









____________________
/***/ NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs:
        (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Trustee.

               SCHEDULE OF EXCHANGES OF DEFINITIVE SECURITIES***

          The following exchanges of a part of this Global Security for Definitive Securities have been made:

                               Amount of
            Amount of          increase in      Principal Amount        Signature of
            decrease in        Principal        of this Global          authorized officer
            Principal Amount   Amount           Security following      of Trustee or
 Date of    of this Global     of this Global   such decrease (or       Securities
 Exchange   Security           Security         increase)               Custodian
------------------------------------------------------------------------------------------














______________
*** This Schedule should only be added of the Security is issued in global form.